EXHIBIT 32

Certification of
Chief Executive Officer and Chief Financial Officer
under Section 906 of the
Sarbanes Oxley Act of 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q of Carriage Services, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Carlos R. Quezada, Chief Executive Officer of the Company, and L. Kian Granmayeh, Executive Vice President, Chief Financial Officer and Treasurer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 7, 2023	/s/ Carlos R. Quezada
Carlos R. Quezada
Chief Executive Officer and Vice Chairman of the Board
(Principal Executive Officer)

/s/ L. Kian Granmayeh
L. Kian Granmayeh
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)